UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 2, 2013

AMERICAN MAGNA CORP.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-53630	20-5859893
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
701 N. Green Valley Parkway, Suite 200
Henderson, NV
(Address of Principal Executive Offices)

89074
(Zip Code)

702-990-3256
(Registrant’s Telephone Number, Including Area Code)

DAKOTA GOLD CORP.
 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.03   Amendments to Articles of Incorporation or ByLaws; Change in Fiscal Year

Effective as of July 2, 2013 Dakota Gold Corp. a Nevada corporation (the “Registrant”), amended its Articles of Incorporation to change its name from “Dakota Gold Corp.” to “American Magna Corp.” by filing a Certificate of Amendment with the Secretary of State of the State of Nevada.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c) Exhibits

3.1 Amendment to Articles of Incorporation of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 9, 2013

AMERICAN MAGNA CORP.

By:           /s/ Herb Duerr
Name:      Herb Duerr
Title:        Chief Executive Officer